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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Gaiam, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 22, 2003

To our shareholders:

        The 2003 annual meeting of shareholders of Gaiam, Inc., a Colorado corporation, will be held on Thursday, May 22, 2003, at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, for the following purposes:

  1.
  to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and
  2.
  to transact such other business as may properly come before the annual meeting, or any adjournment(s) or postponement(s) thereof.

        Gaiam's board of directors has fixed the close of business on Friday, March 21, 2003, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available, upon written request, for inspection during normal business hours by any shareholder of Gaiam prior to the annual meeting, for a proper purpose, at Gaiam's Broomfield, Colorado office. Only shareholders of record on the March 21, 2003 record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

        A copy of Gaiam's Annual Report to Shareholders for the year ended December 31, 2002, a proxy statement and a proxy card accompany this notice. These materials are first being sent to shareholders on or about April 22, 2003.

        Shareholders are cordially invited to attend the annual meeting in person. To assure you are represented at the annual meeting, please complete and sign the enclosed proxy card and return it promptly.

By Order of the Board of Directors,

Lynn Powers, Secretary Broomfield, Colorado April 22, 2003

        YOUR VOTE IS IMPORTANT. WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2003

        This proxy statement and the accompanying proxy card are being furnished to the shareholders of Gaiam, Inc. in connection with the solicitation of proxies by and on behalf of the board of directors of Gaiam for use at its 2003 annual meeting of shareholders to be held on Thursday, May 22, 2003, starting at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournment(s) or postponement(s) thereof. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about April 22, 2003.

PURPOSE OF ANNUAL MEETING

        At the annual meeting, shareholders will be asked: (i) to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and (ii) to transact such other business as may properly be brought before the annual meeting. Our board recommends a vote "FOR" the election of the six nominees for directors of Gaiam listed below.

QUORUM AND VOTING RIGHTS

        The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast with respect to Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Friday, March 21, 2003, will be entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 9,143,562 shares of Class A Common Stock, par value $.0001, and 5,400,000 shares of Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of Class A Common Stock as of the record date are entitled to one vote for each share held and holders of Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of the Class A and Class B Common Stock will vote together. Once a quorum is present, the affirmative vote of a majority of the votes eligible to be cast on the subject matter shall be the act of the shareholders.

        Mr. Jirka Rysavy, our Chairman and Chief Executive Officer, holds all 5,400,000 outstanding shares of Class B Common Stock and 2,136,200 shares of Class A Common Stock (or approximately 23% of the outstanding shares of Class A Common Stock). These shares are sufficient to constitute a quorum and to elect all Gaiam directors, and Mr. Rysavy has indicated that he plans to be present at the meeting and vote in favor of the directors nominated by the Gaiam Board of Directors.

        All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. Directors will be elected by a plurality of the votes cast. If no instructions are indicated, the shares will be voted "FOR" the election of the six nominees for director of Gaiam listed under "Election of

Directors." Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee. A proxy may be revoked prior to exercise by (a) filing with Gaiam a written revocation of the proxy, (b) appearing at the annual meeting and voting in person, or (c) submitting to Gaiam a duly executed proxy bearing a later date.

        The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by Gaiam. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of Gaiam may solicit proxies by written communication, telephone or telegraph. These persons are to receive no special compensation for any solicitation activities.

        IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR IDENTIFIED BELOW UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY GAIAM'S BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. JIRKA RYSAVY, WHO HOLDS 23% OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK AND 100% OF THE OUTSTANDING SHARES OF CLASS B COMMON STOCK, HAS INFORMED GAIAM THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees for Election as Directors

        The board proposes that Jirka Rysavy, Lynn Powers, James Argyropoulos, Barnet M. Feinblum, Barbara Mowry and Paul H. Ray be elected as directors of Gaiam to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

        The names of the nominees, their ages, the years in which they began serving as directors, and positions are set forth below.

        JIRKA RYSAVY—age 48—Founder, Chairman and Chief Executive Officer of Gaiam. He has been Chairman since Gaiam's inception and became the full-time Chief Executive Officer in December 1998. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods market, which was sold in 1987 to become the first Wild Oats Markets store.

        LYNN POWERS—age 54—President, Chief Executive Officer of North American operations and Director of Gaiam. She has been President and a Director of Gaiam since February 1996, has been Chief Executive Officer of North American operations since 2001, and was Chief Operating Officer from 1996 to 2001. From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products. Before that, Ms. Powers was Senior Vice President Marketing/Strategic Development and Vice President Merchandising of Miller's Outpost, a specialty retailer.

        JAMES ARGYROPOULOS—age 59—Director since May 2002. Mr. Argyropoulos is the founder and Chairman of The Walking Company, a lifestyle specialty retailer which he founded in 1991. Previously Mr. Argyropoulos served as Chairman and Chief Executive Officer of The Cherokee Group Inc,. a shoe manufacturing and apparel business he founded in 1972.

        BARNET M. FEINBLUM—age 55—Director since October 1999. Mr. Feinblum has been the President and Chief Executive Officer of Organic Vintners since 2000. Mr. Feinblum was the President, Chief Executive Officer and Director of Horizon Organic Dairy from 1995 to 2000. From 1993 through 1995, Mr. Feinblum was the President of Natural Venture Partners, a private investment company. From 1976 until 1993, Mr. Feinblum held various positions at Celestial Seasonings, Inc., including President, Chief Executive Officer, and Chairman of the Board. Mr. Feinblum is also a director of Seventh Generation, Inc.

        BARBARA MOWRY—age 55—Director since October 1999. Ms. Mowry has been Chief Executive Officer of OneRealm, a software company, since 2003. During 2002 Ms. Mowry was an independent business consultant. From 1997 until 2001, Ms. Mowry was the President and Chief Executive Officer of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of Telecommunications, Inc. (cable television) from 1995 to 1997. In 1990, Ms. Mowry founded, and until 1995 served as Chief Executive Officer of, The Mowry Company, a relationship marketing firm focusing on the development of long-term customer relationships for businesses.

        PAUL H. RAY—age 63—Director since October 1999. Mr. Ray has been the Chief Executive Officer of Integral Partnerships LLC, a consulting firm specializing in Cultural Creative topics, since 2000. From 1986 until 2000, he was Executive Vice President of American LIVES, Inc., a market research and opinion-polling firm. Prior to joining American LIVES, Mr. Ray was Chief of Policy Research on Energy Conservation at the Department of Energy, Mines and Resources of the Government of Canada from 1981 to 1983. From 1973 to 1981, Mr. Ray was Associate Professor of Urban Planning at the University of Michigan. He is the author of "The Integral Culture Survey," which first identified the Cultural Creatives subculture.

        Each director serves for a one-year term. Each officer serves at the discretion of our board. There are no family relationships among any of the directors or officers of Gaiam.

Committees and Meetings of the Board of Directors

        During 2002, our board held five meetings, including regularly scheduled and special meetings. Each director who served as director for the full year attended over 75% of the aggregate number of meetings of our board and of the committees of our board on which the directors served during 2002.

        Our board has standing audit and compensation committees. We have adopted written charters for both committees.

        Audit Committee.    During 2002, the audit committee consisted of Messrs. Feinblum and Argyropoulos and Ms. Mowry, and each member of the committee is independent within the meaning of rules of NASDAQ National Market. During 2002, Barbara Mowry served as chairperson of the audit committee. The audit committee is responsible for the appointment, compensation and oversight of Gaiam's auditor and for approval of any non-audit services provided by the auditor. The audit committee also oversees (a) management's maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and

(c) management's establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. The audit committee held three meetings during 2002.

        Compensation Committee.    The compensation committee consisted of Messrs. Feinblum, Argyropoulos, and Ray and Ms. Mowry during 2002. During 2002, Barnet Feinblum served as chairperson of the compensation committee. The compensation committee establishes compensation amounts and policies applicable to executive officers, establishes salaries, bonuses and other compensation plans and matters for executive officers of Gaiam and administers Gaiam's stock option plans and employee stock purchase plan. The compensation committee held four meetings during 2002.

        We do not have a nominating committee, and nominations for directors are made by our board. Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our board. Generally, written notice of a proposed nomination must be received by Gaiam's Corporate Secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year's proxy materials.

Directors' Compensation

        Directors who are not employees of Gaiam or its affiliates are paid a fee of $3,000 for each meeting of our board that they attend, and a fee of $1,000 for each telephonic meeting attended. In addition, non-employee directors are paid a fee of $500 for attendance at each committee meeting, $250 for each telephonic meeting attended and non-employee chairpersons of each standing committee receive an annual fee of $1,000. All directors have elected to receive their compensation in Gaiam common stock.

EXECUTIVE OFFICERS OF GAIAM

        Set forth below is certain information regarding Gaiam's executive officers. Biographical information with respect to Mr. Rysavy and Ms. Powers is set forth above under "Election of Directors." Information is not included for any period during which a director or officer did not hold such position.

Name	Age	Position
Jirka Rysavy	48	Founder, Chairman of the Board and Chief Executive Officer
Lynn Powers	54	President and Director Of Gaiam, Chief Executive Officer Of North American Operations

BENEFICIAL OWNERSHIP OF SHARES

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2003, except as noted, for (i) each person (or group of affiliated persons) who, insofar as Gaiam has been able to ascertain, beneficially owned more than 5% of the outstanding shares of Class A or Class B Common Stock of Gaiam, (ii) each director and nominee for director, (iii) each named executive officer, and (iv) all current directors and executive officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Class A	Jirka Rysavy	7,744,200	(3)(4)	52.32%
	Capital Group International, Inc.(5)	959,500	(5)	10.44%
	Wentworth, Hauser & Violich(6)	717,709	(6)	7.81%
	James Argyropoulos	435,665	(4)(7)	4.74%
	Lynn Powers	284,400	(4)	3.03%
	Barnet Feinblum	23,797	(4)(8)	*
	Barbara Mowry	14,859	(4)	*
	Paul Ray	14,204	(4)	*
	All directors and officers as a group (6 persons)	8,517,125	(3)(4)	56.69%
Class B	Jirka Rysavy	5,400,000		100.0%
	All directors and officers as a group (6 persons)	5,400,000		100.0%

*
Indicates less than one percent ownership

(1)
The address of all persons listed is 360 Interlocken Blvd., Broomfield, Colorado, 80021, except as otherwise noted.

(2)
This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts include stock options exercisable within 60 days of April 15, 2003.

(3)
Includes 5,400,000 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.

(4)
Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of April 15, 2003: Mr. Rysavy, 208,000; Ms. Powers, 188,400; Mr. Argyropoulos, 5,000; Mr. Feinblum, 10,000; Ms. Mowry, 10,000; and Mr. Ray, 10,000.

(5)
Based on a Schedule 13G filed as of February 13, 2003. The address for Capital Group International, Inc. is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

(6)
Based on a Schedule 13G filed as of February 13, 2003. The address for Wentworth, Hauser & Violich is 353 Sacramento Street, Suite 600, San Francisco, CA 94111.

(7)
Includes 430,000 shares of Class A Common Stock held by Argyropoulos Investors.

(8)
Includes 4,000 shares of Class A Common Stock held by Mr. Feinblum's wife, as to which Mr. Feinblum disclaims beneficial ownership.

SUMMARY COMPENSATION TABLE(1)

        The following table sets forth certain summary information regarding individual compensation paid to the Chief Executive Officer and the other four most highly compensated officers of Gaiam for all services rendered in all capacities to Gaiam and its subsidiaries for the years ended December 31, 2002, 2001 and 2000:

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
Jirka Rysavy Chairman and Chief Executive Officer	2002 2001 2000	171,154 159,231 140,385	— — —	200,000 —
Lynn Powers President, Chief Executive Officer of North American Operations and Director	2002 2001 2000	171,154 159,231 140,385	80,000 150,000 100,000	110,000 90,000
Pavel Bouska Chief Information Officer	2002 2001 2000	148,077 143,077 134,231	30,000 20,000 20,000	— — —
Yudi Bahl Vice President and Chief Financial Officer(2)	2002 2001	164,923 64,339	45,000 35,000	80,000	29,047
Janet Mathews Vice President—Business Development	2002 2001 2000	134,231 125,000 116,724	37,500 110,000 30,000	10,000 10,000 —

(1)
No other annual compensation payments, awards of restricted stock, or payouts under long term incentive plans (as defined by the applicable federal securities regulations) were made during 2002, 2001 or 2000. Therefore the columns for such compensation otherwise required by applicable federal securities regulations have been omitted.

(2)
Mr. Bahl joined us in June 2001. All Other Compensation includes relocation benefits of $29,047. In addition, in 2001 Gaiam agreed to loan Mr. Bahl $120,952 of which $74,849 has been loaned as of the date of the proxy statement, and $46,103 has been retained by Gaiam for payment of applicable withholding taxes in the event the loan is discharged. Gaiam has agreed to cancel the loan if Mr. Bahl remains employed by Gaiam until June, 2003 (or is discharged without cause).

Stock Option Grants

        The following table provides information with respect to the individual stock option grants during 2002 to the named officers under Gaiam's 1999 Long-Term Incentive Plan. Options granted under the plan vest at 2% per month during the 11th through 60th month after the grant.

OPTION GRANTS IN LAST YEAR

		Individual Grants Percent of Total Options Granted to Employees in Year			Potential Realizable Value at Assumed Rates of Stock Appreciation for Option Term(1)
Number of Securities Underlying Options Granted (#)
Name			Exercise or Base Price ($/Share)
				Expiration Date	5% ($)	10% ($)
Jirka Rysavy	—	—	—	—	—	—
Lynn Powers	—	—	—	—	—	—
Pavel Bouska	—	—	—	—	—	—
Yudi Bahl	—	—	—	—	—	—
Janet Mathews	10,000	0.3%	$15.30	May 23, 2009	62,286	145,154

(1)
The 5% and 10% assumed annual rates of compound stock price appreciation over the term of the options are computed in accordance with the rules and regulations of the Securities and Exchange Commission and do not represent Gaiam's estimate of stock price appreciation or a projection by Gaiam of future stock prices.

Stock Option Exercises and Holdings

        The following table identifies the number and value of unexercised options for the named officers at December 31, 2002. No options were exercised during 2002, and, accordingly, columns for shares acquired and value realized for stock options exercised by the named officers during 2002 have been omitted.

DECEMBER 31, 2002 OPTION VALUES

	Number of Shares Underlying Unexercised Options at December 31, 2002 (#)		Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Jirka Rysavy	164,000	236,000	774,920	466,080
Lynn Powers	147,400	212,600	618,046	364,254
Pavel Bouska	51,200	28,800	306,944	172,656
Yudi Bahl	12,800	67,200	-0-	-0-
Janet Mathews	13,800	26,200	68,818	46,932

(1)
The aggregate amount is based on the difference between the exercise price of the individual stock options and the closing price of $10.37 for Gaiam's shares as reported on the NASDAQ National Market on December 31, 2002.

Employment Contracts and Termination of Employment

        Gaiam does not have any employment agreements with any of its executive officers and does not typically enter into written employment agreements with any employees. However, Gaiam's directors, officers and managers are required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave Gaiam.

INDEPENDENT AUDITOR MATTERS

        Independent Auditors.    Ernst & Young LLP served as our independent auditor for the year ended December 31, 2002. Representatives of Ernst & Young LLP are not expected to attend the annual meeting.

        Audit Committee Report.    Gaiam's management is responsible for preparing Gaiam's consolidated financial statements in accordance with accounting principles generally accepted in the United States. Gaiam's independent auditor is responsible for auditing our consolidated financial statements in accordance with generally accepted auditing standards in the United States. The audit committee's responsibility is to oversee these auditing, accounting and financial reporting processes.

        The audit committee has reviewed and discussed Gaiam's audited consolidated financial statements for year 2002 with Gaiam's management and independent auditor, discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and discussed with the independent auditor its independence. The audit committee also considered whether the independent auditor's provision of non-audit services to Gaiam and its subsidiaries is compatible with the auditor's independence. Additionally, the audit committee discussed with Gaiam's management and the independent auditor other matters, as the committee deemed appropriate. Based on the audit committee's review of Gaiam's audited consolidated financial statements and the audit committee's discussions with Gaiam's management, the audit committee recommended to the board that Gaiam's audited consolidated financial statements for 2002 be included in Gaiam's Annual Report on Form 10-K for 2002, which has been filed with the Securities and Exchange Commission.

Audit Committee
Barbara Mowry, Chairperson James Argyropoulos Barnet Feinblum

        Audit Fees.    The aggregate fees Ernst & Young LLP has billed or is expected to bill us for services rendered for 2002 for audit fees is $216,335. The amount for audit fees includes (a) fees for the audit of our consolidated financial statements for the year ended December 31, 2002, (b) reviews of the unaudited quarterly consolidated financial statements appearing in our Form 10-Q filings for each of the first three quarters of 2002, and (c) the estimated out-of-pocket costs Ernst & Young LLP incurred in those audits and reviews (for which we reimburse Ernst & Young LLP).

        Financial Information Systems Design and Information.    No fees were billed or expected to be billed for services performed in 2002 for financial information systems design and implementation.

        All Other Fees.    The aggregate amount that Ernst & Young LLP has billed or is expected to bill us for services rendered for 2002 for fees other than audit fees is $386,675. The other fees primarily relate to services provided for domestic and international tax planning, compliance and structure.

        This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation committee of the Board of Directors consists of Messrs. Feinblum, Argyropoulos and Ray and Ms. Mowry, each of whom qualifies as a non-employee director under Rule 16b-3 under the Exchange Act. The compensation committee sets compensation policies applicable to executive officers, has the authority to approve salaries and bonuses and other compensation matters for these executive officers and administers Gaiam's 1999 Long-Term Incentive Plan.

Executive Compensation Philosophy

        Gaiam's executive compensation policy is designed with the goals of ensuring that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining highly qualified executive officers, and providing total compensation that is competitive with companies in comparable industries or other companies of comparable size, growth and performance. Gaiam's policies emphasize compensation through long-term equity participation.

Executive Compensation Components

        The key components of Gaiam's compensation program are base salary, eligibility for annual incentive bonus awards and equity participation in the form of stock options. Executive officers are also entitled to customary benefits generally available to all employees of Gaiam, including group medical, dental, life and disability insurance and participation in 401(k) and employee stock purchase plans. The compensation of Gaiam's executive officers, including its Chief Executive Officer, is not based on any specific relationship to Gaiam's corporate performance.

Chief Executive Officer Compensation

        During 2002, Mr. Rysavy's annual salary increased from $165,000 to $175,000, which the Board of Directors believed to be a modest salary level given the importance of Mr. Rysavy to the future of Gaiam.

Compensation Committee
Barnet Feinblum, Chairperson Barbara Mowry Paul Ray James Argyropoulos

        This report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

STOCK PERFORMANCE GRAPH

        The following graph compares the percentage change in cumulative total shareholder return on the Class A Common Stock since October 28, 1999, the date of Gaiam's initial public offering, with the cumulative total return on the NASDAQ Composite Index and in a Peer Group index. The comparison assumes $100 was invested on October 29, 1999 in Class A Common Stock at the initial public offering price and in each of the indices and assumes reinvestment of dividends, if any, since that date. Gaiam has not paid cash dividends on the Class A Common Stock. Historic stock price is not indicative of future stock price performance.

Comparative Stock Performance

        As required by applicable rules of the Securities and Exchange Commission, set forth below is a performance graph prepared based upon the following assumptions:

1.
$100 was invested on October 29, 1999 in the initial public offering, in Gaiam's Class A Common Stock and a peer group of other lifestyle companies, selected in good faith, comprised of Harley-Davidson, Inc.; Martha Stewart Living Omnimedia, Inc.; and Starbucks Corporation.

2.
Reinvestment of dividends, if any.

COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
AMONG GAIAM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*
$100 invested on 10/29/99 in stock or index—including reinvestment of dividends.
Fiscal year ending December 31.

	Cumulative Total Return
	10/29/99	12/31/99	12/31/00	12/31/01	12/31/02
Gaiam, Inc.	$100.00	$317.50	$308.76	$436.00	$207.40
Peer Group	$100.00	$100.08	$141.18	$163.65	$149.90
Nasdaq Stock Market Index (U.S.)	$100.00	$136.77	$82.34	$65.32	$45.15

        This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act and is not to be deemed to be soliciting material.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires Gaiam's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Gaiam's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of Gaiam. Directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish Gaiam with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to Gaiam and the representations made by the reporting persons to Gaiam, Gaiam believes that during 2002 its directors, officers and 10% holders complied with all the filing requirements under Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS

        Shareholders may submit proposals on matters appropriate for shareholder action at Gaiam's annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in Gaiam's proxy statement and form of proxy relating to the 2004 annual meeting of shareholders, they must be received by Gaiam not later than December 25, 2003, unless the date of the 2004 meeting of shareholders is changed by more than 30 days from May 22, 2004.

        In addition, under the terms of Gaiam's Bylaws, unless the date of the 2004 meeting of shareholders is changed by more than 30 days from May 22, 2004, shareholders who intend to present an item of business or nomination at the 2004 annual meeting of shareholders (other than a proposal submitted for inclusion in Gaiam's proxy material(s)) must provide notice in writing of such business or nomination to Gaiam no earlier than February 12, 2004 and no later than March 9, 2004.

        Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to Gaiam at 360 Interlocken Boulevard, Broomfield, Colorado 80021, Attention: Secretary.

DELIVERY OF MATERIALS

        Securities and Exchange Commission rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report and proxy statement will be sent to that address unless any shareholder at that address gave contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, please contact Computershare Trust Company (Gaiam's transfer agent & registrar) in writing by mailing to Computershare Trust Company, Attention: Householding, 350 Indiana Street, Suite 800, Golden, CO 80401, or by faxing your request to: 303 262 0700. You can also contact Gaiam by calling 303-222-3600.

OTHER MATTERS

        Management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

        WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED.

GAIAM, INC.
Proxy for Annual Meeting of Shareholders
May 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAIAM, INC.

The undersigned hereby appoints Jirka Rysavy and Lynn Powers as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Gaiam, Inc. held of record by the undersigned on March 21, 2003, at the annual meeting of shareholders of Gaiam, Inc. and any adjournment or postponement thereof, as follows:

The undersigned has received the Notice of Meeting, the proxy statement relating to the annual meeting of shareholders to be held May 22, 2003, and Gaiam's Annual Report for its year ended December 31, 2002, and hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS INDICATED.

PLEASE SIGN AND RETURN PROMPTLY.

A.
ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

  01—Jirka Rysavy
  02—Lynn Powers
  03—James Argyropoulos
  04—Barnet M. Feinblum
  05—Barbara Mowry
  06—Paul H. Ray

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FOR all nominees

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WITHHOLD AUTHORITY to vote for all nominees

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FOR ALL EXCEPT: to withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the space provided to the right:

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

		Dated:	, 2003
Signature 1	Signature 2

Please sign exactly as your name or names appear on this proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, and where more than one executor, etc., is named, a majority must sign. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign full partnership name by an authorized person.

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Mark this box with an X if you have made changes to your name or address details.

QuickLinks

PURPOSE OF ANNUAL MEETING
QUORUM AND VOTING RIGHTS
PROPOSAL 1—ELECTION OF DIRECTORS
Committees and Meetings of the Board of Directors
EXECUTIVE OFFICERS OF GAIAM
BENEFICIAL OWNERSHIP OF SHARES
SUMMARY COMPENSATION TABLE(1)
INDEPENDENT AUDITOR MATTERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
DELIVERY OF MATERIALS
OTHER MATTERS
YOUR VOTE IS IMPORTANT